Exhibit 8.1

PRINCIPAL SUBSIDIARIES OF THE REGISTRANT (as of December 31, 2021)

Subsidiaries	Jurisdiction of Incorporation
FTA MOVE LIMITED	British Virgin Islands
Smart Logistics Information Limited	British Virgin Islands
AMH Logistics Infrastructure Co., Ltd.	British Virgin Islands
Lianyun Logistics Infrastructure Co., Ltd.	British Virgin Islands
Lianhe Logistics Infrastructure Co., Ltd.	British Virgin Islands
AMH Lianyun Logistics Infrastructure Co., Ltd.	British Virgin Islands
Lianxin Logistics Infrastructure Co., Ltd.	British Virgin Islands
Lianzhong Logistics Infrastructure Co., Ltd.	British Virgin Islands
Liancang Logistics Infrastructure Co., Ltd.	British Virgin Islands
Full Truck Alliance (HK) Limited	Hong Kong
Lucky Logistics Information Limited	Hong Kong
Full Truck Alliance Infrastructure (HK) Limited	Hong Kong
Full Truck Alliance Lianxin Logistics Infrastructure (HK) Limited	Hong Kong
Full Truck Alliance Liancang Logistics Infrastructure (HK) Limited	Hong Kong
Full Truck Alliance Lianzhong Logistics Infrastructure (HK) Limited	Hong Kong
FTA Move International Logistics Information Limited	Hong Kong
Smart Logistics Information (HK) Limited	Hong Kong
Jiangsu Manyun Logistics Information Co., Ltd.*	PRC
Nanjing Yunmanman Investment Co., Ltd.*	PRC
Tianjin Full Truck Alliance Financing Assurance Co., Ltd.*	PRC
Full Truck Alliance Information Consulting Co., Ltd.*	PRC
Guiyang Bang Man Financial Leasing Co., Ltd.*	PRC
Shandong Full Truck Alliance Energy Co., Ltd.*	PRC
Guiyang Full Truck Alliance Lianyun Infrastructure Investment Co., Ltd.*	PRC
Chengdu Full Truck Alliance Supply Chain Management Co., Ltd.*	PRC
Chongqing Manku Supply Chain Management Co., Ltd.*	PRC
Changsha Full Truck Alliance Supply Chain Management Co., Ltd.*	PRC
Shan’en Energy (Dalian) Co., Ltd*	PRC
Nanjing Yunmanman Supply Chain Management Co., Ltd.*	PRC
Tianjin Manyun Financial Leasing Co., Ltd.*	PRC
Tianjin Manyun Commercial Factoring Co., Ltd.*	PRC
Nanjing Fu Man Chuang Enterprise Management Consultancy Co., Ltd.*	PRC
Tianjin Manyun Network Technology Co., Ltd*	PRC
Gui’an New District FTA Logistics Technology Co., Ltd*	PRC
Jiangsu Manchebang Logistics Technology Co., Ltd*	PRC
Jiangsu Manyun Technology Industry Co., Ltd*	PRC
Tianjin Manyun Logistics Technology Co., Ltd*	PRC
Group VIEs	Jurisdiction of Incorporation
Guizhou FTA Logistics Technology Co., Ltd.*(1)	PRC
Jiangsu Manyun Software Technology Limited*	PRC
Guiyang Shan’en Technology Co., Ltd.*	PRC
Subsidiaries of the Group VIEs	Jurisdiction of Incorporation
Guizhou Huochebang Internet Information Service Co., Ltd.*(2)	PRC
Guiyang Huochebang Technology Co., Ltd.*(2)	PRC
Guizhou Huochebang Microfinance Co., Ltd.* (2)	PRC
Tianjin Manyun Software Technology Limited*	PRC
Nanjing Manyun Cold Chain Technology Co., Ltd.*	PRC
Chengdu Yunli Technology Co., Ltd.* (2)	PRC
Guiyang Shan’en Insurance Brokerage Co., Ltd.*	PRC
Guizhou Huochebang Logistics Consulting Co., Ltd.* (2)	PRC

Guizhou Banghuoche Financing Assurance Co., Ltd.* (2)	PRC
Tianjin Full Truck Alliance Energy Technology Co., Ltd.* (2)	PRC
Beijing Huochebang Technology Co., Ltd.* (2)	PRC
Shanghai Jiansheng Management Consulting Co., Ltd.* (2)	PRC
Hebei Xiong’an Blockchain Technology Co., Ltd.* (2)(3)	PRC
Guiyang Huochebang Xinshiqi Technology Co., Ltd.*(2)	PRC
Neimenggu Huochebang Technology Co., Ltd.* (2)(3)	PRC
Sichuan Yundao Vehicle Sales Co., Ltd.* (2)	PRC
Hebei Huochebang Logistics Management Co., Ltd.*	PRC
Shanxi Huochebang Supply Chain Management Co., Ltd.* (2)	PRC
Jiangxi Huochebang Supply Chain Management Co., Ltd.* (2)	PRC
Guangxi Huochebang Supply Chain Management Co., Ltd.* (2)	PRC
Hunan Shan’en Yunmeng Supply Chain Management Co., Ltd.* (2)	PRC
Henan Shan’en Yunmeng Logistics Co., Ltd.* (2)	PRC
Guizhou Huochebang Supply Chain Management Co., Ltd.* (2)	PRC
Chongqing Zhuojie Logistics Service Co., Ltd.* (2)	PRC
Shaanxi Shan’en Yunmeng Logistics Service Co., Ltd.* (2)	PRC
Gansu Huochebang Logistics Management Co., Ltd.* (2)	PRC
Ningxia Shan’en Yunmeng Logistics Service Co., Ltd.* (2)	PRC
Nanjing Manyun Business Information Consultation Co., Ltd.* (2)	PRC
Guangzhou Huitouche Information Technology Co., Ltd.*	PRC
Hainan Manyun Software Technology Co., Ltd*	PRC
Neimenggu Shan’en Yunmeng Logistics Service Co., Ltd.* (2)	PRC
Jilin Shan’en Yunmeng Supply Chain Management Co., Ltd.* (2)	PRC
Shanghai Chenghu Logistics Technology Co., Ltd *(2)	PRC
Guangzhou Lanqiao Software Technology Co., Ltd *(2)	PRC
Shanghai Yunzhanggui Electronic Technology Co., Ltd *(2)	PRC
Nanjing Manyun Software Information Consulting Co., Ltd* (2)	PRC
Beijing Yunmanman Technology Co., Ltd.* (2)	PRC
Shanghai Xiwei Information Consulting Co., Ltd.* (2)	PRC
Nanjing Yunmanman Logistics Technology Co., Ltd.*	PRC
Anqing Manyun Software Technology Co., Ltd *	PRC
Taiyuan Manyun Software Technology Co., Ltd *	PRC
Beijing Banglide Internet Technology Co., Ltd *	PRC
Tianjin Banglide Cargo Transportation Co., Ltd *	PRC
Hebei Banglide Vehicle Service Co., Ltd *(3)	PRC
Baoding Banglide Internet Technology Co., Ltd *(3)	PRC
Hebei Banglide Cargo Transportation Co., Ltd *	PRC
Yangzhou Manyun Commercial Service Co., Ltd *	PRC

*	The English name of this subsidiary, Group VIE or subsidiary of Group VIE, as applicable, has been translated from its Chinese name.
(1)	This entity became an indirect subsidiary of the registrant on January 1, 2022.
(2)	This entity became an indirect subsidiary of the registrant on January 1, 2022.
(3)	This entity was in the process of deregistration as of December 31, 2021.